MANAGEMENT PRESENTATION SEPTEMBER 21-25, 2020 Exhibit 99.1

IMPORTANT CAUTIONARY STATEMENT This presentation contains forward-looking statements. Investors are cautioned against placing undue reliance on these statements. All statements relating to events or results that may occur in the future are forward-looking statements, including, without limitation, statements regarding the following: our expectations regarding third quarter results; our expectations regarding our ability to fund our ongoing and future operating costs, future growth, and future profitability; the regulatory pathway for our products, including our existing and planned investigative new drug application and pre-market approval requirements, the design and success of our clinical trials and pursuit of biologic license applications (“BLAs”) for certain products; the timing of clinical trials, expected results of clinical trials, whether the FDA will approve future products and indications, and market acceptance of such products; the timing of planned international expansion, and regulatory approval and market acceptance in those countries; our expectations regarding our ability to manufacture certain of our products in compliance with current Good Manufacturing Practices (“cGMP”); our expectations regarding costs relating to compliance with regulatory standards, including those arising from our clinical trials, pursuit of BLAs, and cGMP compliance; our ability to continue marketing our micronized products and certain other products during and following the end of the period of enforcement discretion announced by the United States Food and Drug Administration (“FDA”); expectations regarding future revenue growth and future research and development expenses; ongoing and future effects arising from the COVID-19 pandemic and the Company’s plans to adhere to governmental recommendations with respect thereto; and demographic and market trends. Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “seek,” “target,” “future,” “plan,” “continue,” “potential,” “possible,” “could,” “estimate,” “may,” “anticipate,” “to be” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to differ materially. Factors that may cause such a difference include, without limitation, those discussed under the heading “Risk Factors” in our most recent Form 10-Q and in our Form 10-K for the year ended December 31, 2019. Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, a change in circumstances or otherwise. Each forward-looking statement contained herein is specifically qualified in its entirety by the aforementioned factors. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures to describe the Company’s performance. Additional information and reconciliations of those measures to GAAP measures are provided in the appendix to this presentation beginning at slide 34.

ADVANCED WOUND CARE AND THERAPEUTIC BIOLOGICS COMPANY

Pioneer with leading brands and a late-stage pipeline

$711M Market Cap[1]	**$281M** Net Sales[2]	**1,900,000+** Allografts Distributed[1]
696 Employees[3]	**84%** Gross Margin[4]	**40+** Scientific & clinical publications

Strong Brand Awareness

EpiFix®

30M with diabetes[5] (U.S.)

2.9M chronic wounds

11.2% prevalence of U.S. adults with diagnosed diabetes[6]

purion® BY MIMEDX

- 5-year shelf life
- Room temp storage
- 300+ regulatory proteins

MDXG (OTC PINK)

Founded in 2008

Reimbursement coverage: **286M+** lives

Total # patients studied under IND clinical programs[7] **1,000+**

(1) As of September 17, 2020; (2) Trailing twelve months period ended June 30, 2020, as reported in applicable SEC filings. Amount includes amounts recorded in net sales to reflect certain effects of the transition to revenue recognition at the time of shipment. Refer to slide 22 f or more information; (3) As of December 31, 2019; (4) Represents gross margin for the trailing twelve months period ended June 30, 2020. (5) Sen CK. Human Wounds and Its Burden: An Updated Compendium of Estimates. Adv Wound Care (New Rochelle). 2019;8(2):39-48. doi:10.1089/wound.2019.0946; (6) Lin, J., Thompson, T.J., Cheng, Y.J. et al. Projection of the future diabetes burden in the United States through 2060. Popul Health Metrics 16, 9 (2018). https://doi.org/10.1186/s12963-018-0166-4 (7) MiMedx IND Clinical Trial Programs; Plantar Fasciitis Phase 2B: 147; Plantar Fasciitis Phase 3: 276; Knee Osteoarthritis Phase 2B: 430+; Achilles Tendonitis Phase 3: 158.

3

MiMedx

ADVANCED WOUND CARE SECTOR IS LARGE AND GROWING, WITH CONSIDERABLE UNMET NEED Source: Global Data 2019 Market Size and Growth Report: United States, Wound Care Management Market 2019. BioMed GPS SmartTrak; CAGR 2019-2024E U.S. Wound Care $3B are advanced wounds $12B 4% CAGR Growth drivers: Aging population Growing prevalence of diabetes and chronic wounds Increasing number of wound care procedures Rising physician awareness of new treatment options Focus on clinical efficacy and cost effectiveness 6% CAGR $1B skin substitutes

AMNIOTIC TISSUE REPRESENTS LARGEST & FASTEST GROWING PORTION OF SKIN/DERMAL SUBSTITUTE MARKET



6%
CAGR
skin
substitutes
$1B
Amniotic
Tissue Allografts
Xenograft
Skin
Substitutes
Others
+8-10%
CAGR
U.S. Amniotic
Tissue Market
Competitor
A
Competitor
B
Competitor
C
Others
MiMedx
~$233M

Source: BioMed GPS SmartTrak; CAGR 2019-2024E

5

MiMedx

TRANSFORMING THE BUSINESS 2021 + 2020 2019 New CEO New external auditor Debt financing New board members Key hires Restatement Resolution of SEC/VA cases Recapitalization Product launch Completed trial enrollment Profitable growth International expansion Pipeline maturation SUSTAIN STABILIZE GROW

INVESTMENT HIGHLIGHTS 1 2 3 4 5 7 6 Leader in tissue-based products for advanced wound care Strong & differentiated infrastructure to deliver growth Versatile product offerings supported by robust clinical evidence Underserved, growing market opportunity Promising pipeline targets unmet needs in large markets Experienced, new leadership team Business now positioned for sustainable & profitable growth

STRONG AND DIFFERENTIATED INFRASTRUCTURE TO DELIVER GROWTH 40+ clinical & scientific publications in peer-reviewed, indexed journals Best-in-class evidence recognized by AHRQ1 Robust publication strategy with accompanying medical education support Universal tissue with broad applicability Proprietary process provides power, quality, safety & product logistics Broad protection for core & growth technologies, including trade secrets Span of control from recovery to distribution managed by direct employees Rigorous quality manufacturing process with attractive gross margins Geographically distributed and scalable placenta donation & recovery network Experienced sales team with extensive reach & established customer relationships Reimbursement coverage of 286+ million lives (Medicare, Medicaid, Commercial) Current multi-year contracts, including commitment tier, with largest GPOs2 BODY OF EVIDENCE MARKET-LEADING PLATFORM VERTICALLY INTEGRATED COMMERCIAL SCALE (1) Agency for Healthcare Research and Quality; (2) Group Purchasing Organizations

THE PLACENTA IS A SOPHISTICATED BIOLOGICAL SYSTEM THAT SUPPORTS GROWTH AND HEALING

Known Properties of Amniotic Tissue[1]

- Regulator of angiogenesis[2]
- Modulates inflammation
- Barrier membrane
- Inhibitor of fibrosis and scars
- Promoter of epithelialization[3]
- Non-immunogenic material



Cell recruitment by amnion chorion grafts promotes neovascularization
Angiogenic properties of dehydrated human amnion/chorion allografts: therapeutic potential for soft tissue repair and regeneration

Demonstrated Power of the Placenta

EpiFix in Diabetic Foot Ulcer (DFU)



Day 1
Day 42

EpiFix in Venous Leg Ulcer (VLU)



Day 7
Day 35

(1) N. G. Fairbairn, M. A. Randolph, R. W. Redmond, J Plast Reconstr Aesthet Surg. 2014 May; 67(5): 662–675. Published online 2014 Jan 31. doi: 10.1016/j.bjps.2014.01.031; (2) Angiogenesis is the formation of new blood vessels. This process involves the migration, growth, and differentiation of endothelial cells, which line the inside wall of blood vessels; (3) Epithelialization is an essential component of wound healing used as a defining parameter of a successful wound closure

9

MiMedx

VERSATILE PLATFORM WITH BROAD POTENTIAL ACROSS MULTIPLE APPLICATIONS new! (1) 361 HCT/Ps (Human Cell Tissue/ Products) for homologous use only; HCT/P is intended for homologous use only, as reflected by the labeling, advertising, or other indications of the manufacturer’s objective intent. As defined in 21 CFR 1271.3(c), homologous use means the repair, reconstruction, replacement, or supplementation of a recipient’s cells or tissues with an HCT/P that performs the same basic function or functions in the recipient as in the donor. (2) Clinical trials in planning or underway; Final indication for use to be confirmed at FDA product approval. Amnion/Chorion Umbilical Cord Placental Tissue Matrix Injectable Amnion/Chorion Applications1: Acute & Chronic Wounds Diabetic Foot Ulcers Venous Leg Ulcers Applications1: Acute & Chronic Wounds Diabetic Foot Ulcers Venous Leg Ulcers Indications2: Soft Tissue Defects Indications2: Musculoskeletal & Sports Medicine: Knee Osteoarthritis Plantar Fasciitis Advanced Wound Care: Chronic Wounds Surgical Incisions

CLINICAL EVIDENCE DEMONSTRATES DIFFERENTIATION & SUPPORTS REIMBURSEMENT Statistically significant results* Randomized controlled trials across multiple applications Head-to-head study results demonstrate superior clinical outcomes & substantially lower cost-to-closure compared to Apligraf® Studies demonstrate Low Risk of Bias* *Skin Substitutes for Treating Chronic Wounds Technical Brief; Technology Assessment Program; Agency for Healthcare Research and Quality, Feb 2, 2020 **Please see Appendix for Clinical Study Summary and references; “intended to help health care decision makers — patients and clinicians, health system leaders, and policymakers, among others — make well-informed decisions and thereby improve the quality of health care services” VALIDATION OF DATA IN RECENT AHRQ* REPORT BEST-IN-CLASS CLINICAL EVIDENCE **

DONATION PROGRAM PROTECTS QUALITY WITH INTEGRATED SUPPLY AND DELIVERY NETWORK


purion
BY MIMEDX

1. Expectant Mom Introduced to Donation Program
2. Mom Consents to Donate; Completes Medical History & Risk Assessment Questionnaire
3. Delivery of Healthy Baby via Caesarean Section
4. Donated Placental Tissues Recovered
5. Micro-biological & Viral Testing of Donor Tissue
6. Proprietary Processing and Terminal Sterilization
7. Shelf-stable Packaged Product

75,000+
Placentas Recovered[1]

1.9+ million
Allografts Distributed[1]

<0.01%
Reported Events[1]

(1) As of September 17, 2020

12

MiMedx

INVEST COMMERCIALLY TO DRIVE GROWTH ADVANTAGED BY STRONG INFRASTRUCTURE Enhance Sales Effectiveness New commercial leadership Structure, deployment and scale Value-based selling Invest in Market Development Medical education Brand & digital assets New products Highlight Differentiation from Competition Clinical evidence Contract positions Health economic data Invest and Execute for Growth Leverage Commercial Infrastructure Scale Field-based sales team Independent agent network Inside sales team Relationship Across care continuum Multiple specialties 2,500+ physician users for Medicare patients in Outpatient setting Reach and Access 4,000+ customers Favorable contracts with top 3 GPO’s 286+ million covered lives Support Field-based reimbursement support team 50,000+ patients supported annually with insurance verification requests

TARGETED INVESTMENT FOR GEOGRAPHIC EXPANSION



Current primary market
1-2 year expansion
2-3 year expansion

	UK	GERMANY	JAPAN
Total Wound Care Market	~$380M	~$740M	~$430M
DFU + VLU	225K	500K	650K
MiMedx Addressable Market	35K	80K	100K
Regulatory Status	Approved	Approved	Anticipated 2021
Reimbursement Status	In process	In process	3-6 months post-approval

Source: Global Data Tissue Engineered – Skin Sub Data Model Wound Management Japan, Germany and UK Year 2020_ retrieved Sept 2020; Management estimates; MiMedx Addressable Market represents assumed, eventual 15% penetration of the addressable market. Reaching this level is subject to numerous risks and uncertainties, including regulatory and market acceptance, and appropriate reimbursement. Investors are cautioned that actual results may differ materially.

14

MiMedx

Existing Core Business Drive disease state awareness across care continuum Publish additional data Expand into additional wound applications FOUR KEY DRIVERS TO ACHIEVE CORE GROWTH Portfolio Expansion Advance market assessments and analytics Leverage clinical and regulatory expertise Invest in prioritized new markets Maximize core business Enhance sales force productivity and commercial analytics Highlight clinical and economic value Continue product innovation Explore additional priority markets Identify wound care adjacencies PURSUE INTERNATIONAL EXPANSION ENHANCE PORTFOLIO VALUE TARGET NEW BUSINESS EXPAND THE MARKET 2 1 3 4

LATE-STAGE PIPELINE LEVERAGES LEADERSHIP IN PLACENTAL SCIENCE Potential to address unmet patient needs as a platform technology across multiple markets * Clinical study initiation will depend on FDA feedback for program PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 MUSCULOSKELETAL/SPORTS MEDICINE Plantar Fasciitis (PF) Achilles Tendonitis (AT) Knee Osteoarthritis (KOA) ADVANCED WOUND CARE Chronic Wounds* Surgical Incisions* Soft Tissue Defects*

LATE STAGE CLINICAL PROGRAMS MATURING



2020
2021
2022
2023
2024
2025
1H
2H
INJECTABLE AMNION-CHORION
Plantar Fasciitis
LPI
LPO
PHASE 3
Achilles Tendonitis
LPI
LPO
PHASE 3
Knee Osteoarthritis
LPI
LPO
PHASE 2
PHASE 3
End of Enforcement Discretion
Estimated BLA Filing
Estimated BLA Approval
BLA Filing dependent on data readout

LPI = last patient in
LPO = last patient out

According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns.; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications

17

MiMedx

PLANNED IND / IDE FILINGS BROADEN PIPELINE



2020
2021
2022
2023
1H
2H
1H
2H
1H
2H
1H
2H
INJECTABLE AMNION-CHORION
Chronic Wounds
IND Enabling Studies
Proof of Concept
Surgical Incisions
IND Enabling Studies
Proof of Concept
PLACENTAL TISSUE MATRIX
Soft Tissue Defects
IND Enabling Studies
Proof of Concept
End of Enforcement Discretion
IND / IDE Filing

IND = Investigational New Drug
IDE = Investigational Device Exemption

According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns.; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications

18

PF STUDY INFORMS SAFETY, EFFICACY AND OTHER FUTURE INDICATIONS

Plantar Fasciitis (PF)

2M+
U.S. Patients treated for PF annually[1]

200K+
Candidates for advanced therapies[2]

Current Treatments

- Conservative (RICE/NSAIDS)
- Custom orthotics
- Corticosteroid injections
- Emerging therapies

~20K-50K
Potential candidates for injectable amnion/ chorion[3]



Recovery for chronic PF tends to be lengthy and **recurrence is common**

(1) Tong KB, Furia J. Economic burden of plantar fasciitis treatment in the United States. *Am J Orthop (Belle Mead NJ)*. 2010;39(5):227-231; (2) Ang TW. The effectiveness of corticosteroid injection in the treatment of plantar fasciitis. Singapore Med J. 2015;56(8):423-432. doi:10.11622/smedj.2015118; (3) Plantar Fasciitis Primary Research/Conjoint Analysis (n=171) performed by Market Vision December 2019 https://www.mv-research.com/ (data on file).

19

MiMedx

RETROSPECTIVE STUDY PROVIDED INSIGHT INTO POTENTIAL FOR REDUCING PAIN AND IMPROVING FUNCTION Knee Osteoarthritis (KOA) (1) Alden KJ, Harris S, Hubbs B, Kot K, Istwan NB, Mason D. Micronized Dehydrated Human Amnion Chorion Membrane Injection in the Treatment of Knee Osteoarthritis-A Large Retrospective Case Series [published online ahead of print, 2019 Nov 28]. J Knee Surg. 2019;10.1055/s-0039-3400951. doi:10.1055/s-0039-3400951. (2) OARSI (Osteoarthritis Research Society International) Dec, 2016. (3) Murphy L, Schwartz TA, Helmick CG, et al. Lifetime risk of symptomatic knee osteoarthritis. Arthritis Rheum. 2008;59(9):1207-1213. doi:10.1002/art.24021; (4) US Bone and Joint Initiative. The Burden of Musculoskeletal Diseases in the United States (BMUS). https://www.boneandjointburden.org/fourthedition/iiib10/osteoarthritis. Accessed August 2020. Injectable Amnion / Chorion (mdHACM) in the Treatment of KOA1 Evaluated 82 KOA patients and 100 knees injected with 100mg mdHACM by a single physician, over a 14-month period Represents largest single-physician experience with injectable amniotic tissue for treatment of KOA reported to date Findings: mdHACM injection clinically effective in reducing pain and improving function in the setting of KOA No serious or ongoing, unresolved adverse events were observed in this cohort ~242M Patients worldwide with symptomatic OA of the hip and/or knee2 ~45% Lifetime risk of developing KOA3

GAPS IN CURRENT TREATMENT OPTIONS PROVIDE OPPORTUNITY TO ADVANCE NON-SURGICAL TREATMENT ALGORITHM

Knee Osteoarthritis (KOA)

>17.5 million

U.S. KOA patients
(growing 2% per year)[1]

8.8 million

intra-articular injections across
4.4 million patients [2,3]

Current Treatments

- Corticosteroid injections
- Viscosupplementation (e.g. Hyaluronic Acid)
- Platelet Rich Plasma (PRP)
- Emerging therapies

~300K-800K

Potential candidates for
injectable amnion/ chorion[4]



Offers **non-surgical** treatment option to
reduce pain & **improve function**

(1) Global Data Knee Reconstruction Data Model United States 2020 (2) 2014 IQVIA Claims data with 2% growth rate; (3) Bannuru RR, Brodie CR, Sullivan MC, McAlindon TE. Safety of Repeated Injections of Sodium Hyaluronate (SUPARTZ) for Knee Osteoarthritis: A Systematic Review and Meta-Analysis. *Cartilage*. 2016;7(4):322-332. doi:10.1177/1947603516642271; Management Estimates based on at least two injections per patient; (4) Knee OA Primary Research/Conjoint Analysis (n=182) performed by Market Vision December 2019 https://www.mv-research.com/ (data on file)

21

MiMedx

ADJUSTED NET SALES TRENDS REFLECT STABILIZATION POST COVID-19 DOWNTURN Net Sales Adjusted Net Sales1 (1) Adjusted Net Sales excludes impact of Revenue Transition amounts. See Appendix for reconciliation to Net Sales. ($ millions) $60-$63 Revenue presentation includes impact of 2019 transition in revenue recognition $61-$64

Financing transactions1 provide ability to: RECENT TRANSACTIONS PROVIDE FINANCIAL FLEXIBILITY Stabilize business Prioritize investment in growth drivers Pursue attractive growth opportunities Initial holders are affiliates of EW Healthcare Partners (90%) and Hayfin Capital Management (10%) Two board members: Bill Hawkins and Marty Sutter Conversion price of $3.85 Dividends at 4% through June 2021; 6% thereafter Term loan of $50 million Maturity in July 2025 No principal payments Interest rate at L+6.75% Counterparties are affiliates of Hayfin Capital Management Issued $100 million in convertible preferred stock Entered into $75 million loan facility (1) For a discussion of the transactions and more information on these and other terms, refer to Item 9B, Other Information, in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2019.

PATIENTS ARE WHY WE ARE HERE WE HAVE AN OPPORTUNITY AND RESPONSIBILITY TO MAKE A DIFFERENCE FOR THESE PATIENTS. AND IN DOING SO, GROW A SUCCESSFUL AND MEANINGFUL HEALTHCARE COMPANY.” “ TIMOTHY R. WRIGHT CHIEF EXECUTIVE OFFICER MATT – VLU PATIENT IVY – BURN PATIENT

= Joined since 2018 EXPERIENCED LEADERSHIP TEAM NOW IN PLACE ROBERT STEIN, MD, PhD EVP, Research & Development SCOTT TURNER SVP, Operations & Procurement MARK ROGERS VP, Global Quality Assurance & Regulatory PETE CARLSON Chief Financial Officer MARK GRAVES Chief Compliance Officer STAN MICEK SVP, Business Development ROHIT KASHYAP, PhD Chief Commercial Officer BUTCH HULSE General Counsel & Secretary TIMOTHY R. WRIGHT Chief Executive Officer

APPENDIX

CLINICAL STUDY SUMMARY (1) Zelen, C.M., Serena, T.E., Denoziere, G. and Fetterolf, D.E. (2013), A prospective randomised comparative parallel study of amniotic membrane wound graft in the management of diabetic foot ulcers. Int Wound J, 10: 502-507. doi:10.1111/iwj.12097; (2) Zelen CM, Serena TE, Snyder RJ. A prospective, randomised comparative study of weekly versus biweekly application of dehydrated human amnion/chorion membrane allograft in the management of diabetic foot ulcers. Int Wound J. 014;11(2):122-128. doi:10.1111/iwj.12242; (3) Zelen CM, Gould L, Serena TE, Carter MJ, Keller J, Li WW. A prospective, randomised, controlled, multi-centre comparative effectiveness study of healing using dehydrated human amnion/chorion membrane allograft, bioengineered skin substitute or standard of care for treatment of chronic lower extremity diabetic ulcers. Int Wound J. 2015 Dec;12(6):724-32. (4) Zelen CM, Serena TE, Gould L, et al. Treatment of chronic diabetic lower extremity ulcers with advanced therapies: a prospective, randomised, controlled, multi-centre comparative study examining clinical efficacy and cost. Int Wound J. 2016 Apr;13(2):272-82. (5)Tettelbach, W, Cazzell, S, Reyzelman, AM, Sigal, F, Caporusso, JM, Agnew, PS. A confirmatory study on the efficacy of dehydrated human amnion/chorion membrane dHACM allograft in the management of diabetic foot ulcers: A prospective, multicentre, randomised, controlled study of 110 patients from 14 wound clinics. Int Wound J. 2019; 16: 19– 29. https://doi.org/10.1111/iwj.12976 (6) Serena, T.E., Carter, M.J., Le, L.T., Sabo, M.J., DiMarco, D.T. and (2014), Dehydrated amnion/chorion membrane. Wound Repair Regen, 22: 688-693. doi:10.1111/wrr.12227; (7) Bianchi, C., Cazzell, S., Vayser, D., Reyzelman, A.M., Dosluoglu, H., Tovmassian, G. and (2018), A multicentre randomised controlled trial evaluating the efficacy of dehydrated human amnion/chorion membrane (EpiFix®) allograft for the treatment of venous leg ulcers. Int Wound J, 15: 114-122. doi:10.1111/iwj.12843; (8) Tettelbach, W, Cazzell, S, Sigal, F, et al. A multicentre prospective randomised controlled comparative parallel study of dehydrated human umbilical cord (EpiCord) allograft for the treatment of diabetic foot ulcers. Int Wound J. 2019; 16: 122– 130. https://doi.org/10.1111/iwj.13001; (9)Skin Substitutes for Treating Chronic Wounds Technical Brief; Technology Assessment Program; Agency for Healthcare Research and Quality, Feb 2, 2020; ` STUDY RESULT EpiFix DFU RCT Study1 Complete Wound Closure: 92% at 6 weeks (p=.001) EpiFix DFU RCT – Weekly vs. Biweekly Application2   Overall Complete Wound Closure: 92.5% healing in 12 weeks Mean time to Healing: – Weekly applications: 2.4 weeks – Biweekly applications: 4.1 weeks EpiFix DFU RCT – EpiFix vs. Apligraf® vs. SOC Study3,4 Complete Wound Closure: 85% at 4 weeks 95% at 6 weeks Cost Effectiveness: Subjects receiving EpiFix used 58% fewer grafts Median cost of graft material for EpiFix was 83% less than Apligraf® EpiFix DFU Multicenter RCT5 Complete Wound Closure: 81% at 12 weeks (PP: Per-Protocol) 70% at 12 weeks (ITT: Intent-to-Treat) EpiFix VLU Surrogate Endpoint Study6 62% of patients achieved ≥ 40% wound closure at 4 weeks EpiFix VLU Multicenter RCT7 Complete Wound Closure: 60% at 12 weeks 71% at 16 weeks EpiCord Multicenter RCT8 Complete Wound Closure: 81% at 12 weeks (PP: Per-Protocol) 70% at 12 weeks (ITT: Intent-to-Treat)

REGULATORY ENVIRONMENT OVERVIEW 361 351 Human Tissue (i.e., placental tissue) When minimally manipulated When more than minimally manipulated Indication for use Homologous use* As indicated by clinical trial Manufacturing process cGTP cGMP FDA Oversight Regulated by the FDA for risk of disease transmission Approved by the FDA for a specific indication for use * Homologous use means that the donated tissue serves the same basic function in a recipient as the tissue as in the donor Enforcement Discretion: According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns.

INTELLECTUAL PROPERTY OVERVIEW PATENT PORTFOLIO OVERVIEW Domestic patents issued: 91 Domestic patents pending: 40 Foreign patents issued: 97 Foreign patents pending: 54 Placental Tissue: 52 domestic 33 foreign CollaFix: 36 domestic 64 foreign HydroFix: 3 domestic ISSUED PATENTS BY TECHNOLOGY CATEGORY 12 issued 1 pending 15 issued 1 pending 3 issued 3 pending 1 issued 1 pending FENESTRATED Trade Secrets

SUMMARY BALANCE SHEETS ($ millions) 1Q19 2Q19 3Q19 4Q19 Unaudited 1Q20 2Q20 Assets Cash and Cash Equivalents 28.4 96.9 94.1 69.1 53.5 48.2 Accounts Receivable, net 0.0 0.0 21.4 32.3 31.9 30.1 Inventory, net 16.4 15.0 12.0 9.1 9.2 10.6 Other Current Assets 12.4 10.6 6.5 12.7 21.2 18.7 Total Current Assets 57.2 122.5 134.0 123.2 115.9 107.6 Property and Equipment 16.4 14.7 13.2 12.3 11.8 10.8 Other Assets 33.9 33.1 32.1 31.6 31.2 32.5 Total Assets 107.4 170.3 179.3 167.2 158.9 150.9 Liabilities and Stockholders’ Equity Current Liabilities 64.3 78.1 73.4 67.3 63.7 63.7 Long Term Debt, net 0.0 63.1 62.2 61.9 61.6 61.5 Other Liabilities 4.7 4.5 4.2 3.5 3.2 2.9 Total Liabilities 69.1 145.6 139.7 132.8 128.6 128.1 Stockholders’ Equity 38.4 24.7 39.6 34.4 30.3 22.9 Total Liabilities and Stockholders’ Equity 107.4 170.3 179.3 167.2 158.9 150.9

SUMMARY INCOME STATEMENTS ($ millions) 1Q19 2Q19 3Q19 4Q19 Unaudited 1Q20 2Q20 Net Sales 66.6 67.4 88.9 76.4 61.7 53.6 Cost of Sales 7.4 9.7 13.2 12.7 10.0 8.2 Gross Profit 59.1 57.7 75.7 63.7 51.7 45.4 Research & Development 2.9 2.8 2.7 2.7 2.7 2.3 Selling, General, and Administrative 50.9 50.6 51.3 45.4 46.9 37.3 Investigation, Restatement, and Related 18.1 21.0 7.2 20.1 15.6 11.4 Amortization of Intangible Assets 0.2 0.3 0.3 0.3 0.3 0.3 Impairment of Intangible Assets 0.4 0.0 0.0 0.0 0.0 0.0 Operating Income (Loss) (13.4) (17.1) 14.2 (4.9) (13.7) (5.9) Interest Expense, net 0.2 (0.3) (2.3) (2.4) (2.4) (2.6) Other (Expense) Income, net (0.0) 0.2 0.1 0.0 0.0 (0.0) Pretax Income (Loss) (13.2) (17.2) 12.1 (7.3) (16.1) (8.4) Income Tax Provision (Expense) Benefit (0.0) (0.0 0.3 (0.2) 11.3 (0.0) Net Income (Loss) (13.3) (17.2) 12.4 (7.5) (4.8) (8.5)

SUMMARY CASH FLOW STATEMENTS

($ millions)	1Q19	2Q19	3Q19	4Q19	Unaudited 1Q20	Unaudited 2Q20
Net Income (Loss)	(13.3)	(17.2)	12.4	(7.5)	(4.8)	(8.5)
Effect of Change in Revenue Recognition	0.0	0.0	(17.4)	0.0	0.0	0.0
Share-Based Compensation	3.0	3.5	2.7	2.9	3.3	4.4
Depreciation	1.7	1.6	1.6	1.6	1.5	1.4
Other Non-Cash Effects	1.8	0.9	1.1	1.2	1.2	1.3
Changes in Assets	(0.0)	3.6	1.3	(14.2)	(8.2)	2.9
Changes in Liabilities	(8.4)	9.7	(4.9)	(7.0)	(5.3)	(4.7)
Net Cash Flows Used in Operating Activities	**(15.3)**	**2.1**	**(3.2)**	**(23.1)**	**(12.3)**	**(3.1)**
Purchases of Property and Equipment	(0.6)	(0.3)	(0.2)	(0.7)	(1.0)	(0.4)
Principal Payments from Note Receivable	0.4	0.0	2.3	0.0	0.0	0.0
Patent Application Costs	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Net Cash Flows Used in Investing Activities	**(0.4)**	**(0.3)**	**2.1**	**(0.8)**	**(1.1)**	**(0.5)**
Proceeds from Term Loan	0.0	72.8	0.0	0.0	0.0	10.0
Repayment of Term Loan	0.0	0.0	(0.9)	(0.9)	(0.9)	(10.9)
Deferred Financing Cost	0.0	(6.0)	(0.6)	(0.0)	0.0	(0.0)
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(1.0)	(0.1)	(0.2)	(0.2)	(1.5)	(0.8)
Proceeds from Exercise of Stock Options	0.0	0.1	0.0	0.0	0.3	0.0
Net Cash Flows Used in Financing Activities	**(1.0)**	**66.7**	**(1.7)**	**(1.1)**	**(2.2)**	**(1.8)**
Beginning Cash Balance	45.1	28.4	96.9	94.1	69.1	53.5
Change in Cash	(16.7)	68.5	(2.8)	(25.1)	(15.5)	(5.3)
Ending Cash Balance	**28.4**	**96.9**	**94.1**	**69.1**	**53.5**	**48.2**

32

MiMedx

ADJUSTED EBITDA RECONCILIATION ($ millions) 3Q19 4Q19 1Q20 2Q20 Net Income (Loss) 12.4 (7.5) (4.8) (8.5) Depreciation & Amortization 1.9 1.8 1.8 1.7 Interest Expense 2.3 2.4 2.4 2.6 Income Tax (0.3) 0.2 (11.3) 0.0 EBITDA 16.2 (3.0) (12.0) (4.2) Investigation, Restatement & Other 7.2 20.1 15.6 11.4 Revenue Transition (18.6) (5.9) (3.9) (1.5) Share-Based Compensation 2.7 2.9 3.3 4.4 Adjusted EBITDA1 7.6 14.1 3.1 10.2 (1) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) income tax provision, (v) costs incurred in connection with Audit Committee Investigation and Restatement, (vi) the effect of the change in revenue recognition on net loss, and (vii) share-based compensation. Investigation, Restatement & Other: Audit Committee Investigation completed in 2Q19 Restatement activities completed in 2Q20 Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, and indemnification costs under agreements with former officers and directors Revenue transition excludes gross profit impact of shipments prior to 10/1/19 (see slide 35)

RECONCILIATION OF ADJUSTED NET SALES (1) Impact of revenue transition includes the Transition Adjustment during 3Q2019 and cash collected in 4Q2019, 1Q2020 and 2Q2020 related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statement in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2019, and the respective Form 10-Qs for the noted quarterly periods. ($ millions) 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 (Low Est) 3Q20 (High Est) Net Sales – Reported $ 66.6 $ 67.4 $ 88.9 $ 76.4 $ 61.7 $ 53.6 $ 61.3 $ 64.3 Less: Revenue Transition Impact1 ─ ─ 21.5 8.2 4.5 1.7 0.9 0.9 Adjusted Net Sales $ 66.6 $ 67.4 $ 67.3 $ 68.2 $ 57.2 $ 51.9 $ 60.4 $ 63.4 Gross Profit $ 59.1 $ 57.7 $ 75.7 $ 63.7 $ 51.7 $ 45.4 Less: Revenue Transition Impact1 ─ ─ 18.6 7.1 3.9 1.5 Adjusted Gross Profit $ 59.1 $ 57.7 $ 57.1 $ 56.6 $ 47.8 $ 44.0

JUNE 30, 2020 BALANCE SHEET DOES NOT REFLECT IMPROVED LIQUIDITY FROM TRANSACTIONS (in millions) AS REPORTED IMPACT OF TRANSACTIONS1 AS REPORTED PLUS IMPACT OF TRANSACTIONS WHEN CONVERTED2 Cash $ 48.2 $ 65.4 $ 113.6 Other 102.7 0.9 103.6 Total Assets $ 150.9 $ 66.3 $ 217.2 Long-term debt, including current portion $ 65.2 $ (18.5) $ 46.7 Other 62.8 0 62.8 Total Liabilities 128.0 (18.5) 109.5 Convertible Preferred Stock 0 91.2 91.2 0 Stockholders’ Equity 22.9 (6.5) 16.4 108.4 Total Liabilities and Equity $ 150.9 $ 66.3 $ 217.2 Shares outstanding – simple 110.3 0 110.3 136.3 Shares outstanding – diluted 110.3 26.0 136.3 (1) Transactions include (i) issuance of $100 million of Series B convertible preferred stock; (ii) $75 million loan facility with Hayfin; (iii) repayment and termination of the Blue Torch loan agreement. For a discussion of the transaction, refer to Item 9B, Other Information, in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2019. (2) Changed amounts only.